MAST0409H  30 year  5.1's          User ID: parkjua          Deals Directory: /home/parkjua/DEALS

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Collateral Description         Date:    08/17/2004   14:53:46                                                                    UBS Investment Bank

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Settlement Date:  8/30/2004  WHOLE 30 year  WAC: 5.35  WAM: 178.00  Pricing Speed:  300  PSA

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 Num            Name       Bond   PassThru        WAC   WAM  WALA       Date         Factor    Bal owned     Bal used    Orig used *       In Box

   1           WHOLE          1    5.10000    5.35000   178     2     0/   0     0.00000000 100000000.00 100000000.00          Inf           0.00

                                                 5.35 178.00  2.00                            100000000.00  100000000.00           Inf           0.00